UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9545

Seligman Asset Allocation Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:              12/31

Date of reporting period:           12/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Asset Allocation Series, Inc.
(formerly, Seligman Time Horizon/Harvester Series, Inc.)

Formerly
Seligman Time Horizon 30 Fund
Seligman Time Horizon 20 Fund
Seligman Time Horizon 10 Fund
Seligman Harvester Fund

Seligman Asset Allocation Aggressive Growth Fund
Seligman Asset Allocation Growth Fund
Seligman Asset Allocation Moderate Growth Fund
Seligman Asset Allocation Balanced Fund

Annual Report
December 31, 2007

Asset Allocation Strategies

Seeking to Manage Risk

Over Time

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

We are pleased to present your annual shareholder report for Seligman Asset Allocation Series, Inc. This report contains a discussion with your Portfolio Manager, as well as each Fund’s investment results, portfolio of investments, and financial statements.

Effective January 17, 2008, Seligman Time Horizon/Harvester Series, Inc.’s name has changed to Seligman Asset Allocation Series, Inc. Within the Series, Seligman Time Horizon 30 Fund became Seligman Asset Allocation Aggressive Growth Fund, Seligman Time Horizon 20 Fund became Seligman Asset Allocation Growth Fund, Seligman Time Horizon 10 Fund became Seligman Asset Allocation Moderate Growth Fund, and Seligman Harvester Fund became Seligman Asset Allocation Balanced Fund. The investment objectives and investment strategies have not changed.

For the year ended December 31, 2007, based on the net asset value of Class A shares (excluding sales charge), Seligman Asset Allocation Aggressive Growth Fund delivered a total return of 12.9%, and Seligman Asset Allocation Growth Fund delivered a total return of 11.8%. Both outperformed their benchmark, the Dow Jones Aggressive Portfolio Index, which returned 3.8% for the same period. Seligman Asset Allocation Moderate Growth Fund delivered a total return of 10.2%, based on the net asset value of Class A shares (excluding sales charge), outperforming its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, which returned 4.3%. Seligman Asset Allocation Balanced Fund delivered a total return of 3.5%, based on the net asset value of Class A shares (excluding sales charge). The Fund’s benchmark, the Dow Jones Moderate Portfolio Index, delivered a total return of 4.9% for the same period.

Thank you for your continued support of Seligman Asset Allocation Series. We look forward to providing you with the experience, insight and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

February 29, 2008

Manager

J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor

Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

General Counsel

Sullivan & Cromwell LLP

Shareholder Service Agent

Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan
Services
(212) 682-7600	Outside the
United States
(800) 622-4597	24-Hour Automated
Telephone Access
Service

Interview With Your Portfolio Manager
Charles W. Kadlec

Q:	How did Seligman Asset Allocation Series, Inc. perform for the fiscal year ended December 31, 2007?

A:

For the year ended December 31, 2007, based on the net asset value of Class A shares, Seligman Asset Allocation Aggressive Growth Fund delivered a total return of 12.9%, and Seligman Asset Allocation Growth Fund delivered a total return of 11.8%. Both outperformed their benchmark, the Dow Jones Aggressive Portfolio Index, which returned 3.8% for the same period. Seligman Asset Allocation Moderate Growth Fund delivered a total return of 10.2%, based on the net asset value of Class A shares, outperforming its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, which returned 4.3%. Seligman Asset Allocation Balanced Fund delivered a total return of 3.5%, based on the net asset value of Class A shares. The Fund’s benchmark, the Dow Jones Moderate Portfolio Index, delivered a total return of 4.9% for the same period. During the same period, the S&P 500 Index returned 5.5% and the Lehman Government/Credit Index returned 7.2%.

Q:	What market conditions and events materially affected the Funds’ performances during the year?

A:

During the period under review, markets around the world were characterized by extreme volatility that started in the spring and summer of 2007 and escalated significantly in the last few months of the year. Frequent steep drops in almost every major market index were countered by just-as-frequent rapid rises in stock prices, making the period highly unsettled. For example, Seligman Emerging Markets Fund, which is an underlying investment in several of the Funds, lost value during the first two months of 2007 yet finished the period up more than 42%.

Key factors driving the fluctuations included concerns about interest rates, energy prices, and perhaps most significantly, the widespread repercussions of the subprime credit crisis later in the year. These negative events were offset to some degree before the final quarter of the year by strong economic growth in developed and emerging markets, continued solid corporate earnings and an interest-rate cut by the Federal Reserve in September.

Q:	What investment strategies or techniques materially affected the Funds’ performances during the period?

A:

The Funds delivered positive results in the challenging and uncertain environment of the period for two reasons. First, the Funds are broadly diversified and benefited from exposure to a number of asset classes that finished the period with positive returns. And second, a number of the Underlying Seligman mutual funds in which the Asset Allocation Funds invest delivered exceptionally strong results for the period.

The Funds’ broad diversification across equities, fixed income and REITs (equity real estate investment trusts) results from the research-based asset allocation strategy that they have followed since their inception. Each Fund seeks to maintain a strategic allocation that we believe is appropriate given its objective, rather than making short-term or tactical shifts in portfolio weightings. As a result of this investment philosophy, the Funds benefited from consistent, above-average weightings to a number of asset classes that performed well during the year, particularly emerging markets, mid- and

Interview With Your Portfolio Manager
Charles W. Kadlec

large-cap domestic equities, global and international equities, technology, and U.S. government securities. In particular, all four Funds benefited from their exposure to US mid- and large-cap equities and international large-cap equities. In addition, Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Growth Funds benefited from their exposure to emerging markets and technology, while the Asset Allocation Balanced Fund also benefited from its exposure to U.S. government securities.

Exposure to such strong-performing asset classes more than offset the exposure each of the Funds have to either domestic or international REITs, both of which finished the period with double-digit negative returns. Performance of Asset Allocation Balanced Fund in particular was hurt by the shortfall in REITs, as well as by a lack of exposure to small-cap and emerging market equities. Despite the historical tendency of asset classes like small-cap and emerging market equities to deliver strong performance, we feel that the accompanying volatility makes them inappropriate investments for seeking the objectives of the Asset Allocation Balanced Fund.

As noted above, the positive impact of the Funds’ strategic diversification was complemented by strong results from the Underlying Seligman mutual funds in which they invest — 12 of the 15 Underlying Seligman mutual funds delivered positive returns for the period. In addition, a number significantly outperformed their asset-class benchmarks for the period: Seligman Smaller-Cap Value Fund returned 6.3% for the period, outperforming its benchmark, the Russell 2000 Value Index, by more than 16 percentage points; Seligman Global Growth Fund returned 23.8%, outperforming the MSCI World Index by more than 14 percentage points; Seligman International Fund returned 22.0%, outperforming the MSCI-EAFE Index by more than 10 percentage points; and Seligman Large-Cap Value Fund returned 9.0%, outperforming the Russell 1000 Value Index by more than nine percentage points.

The combination of our consistent, research-based strategic allocations and strong performance from Underlying Funds allowed shareholders of the Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Growth Funds to outperform the general markets. It also allowed shareholders of the Asset Allocation Balanced Fund to weather the short-term volatility that is inherent in all markets but was especially apparent and widespread during the period.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Portfolio Management

Seligman Asset Allocation Series, Inc. is managed by Charles W. Kadlec. Mr. Kadlec is a Director and Managing Director of J. & W. Seligman & Co. Incorporated and President of Seligman Advisers, Inc. and Seligman Services, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

Performance Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Asset Allocation Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each Fund as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) waived certain fees and reimbursed certain expenses of each Fund other than distribution and service (12b-1) fees, as described in the Series’ prospectus. Absent such waivers and reimbursements, returns and yields would have been lower.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 5.75% maximum sales charge that became effective on January 7, 2008, to $10,000 investments made in its benchmarks since each Fund’s commencement of operations through December 31, 2007. The performance of Class B, Class C and Class D shares, which commenced on later dates, and of Class A, Class B, Class C and Class D shares for other periods, with and without applicable sales charges and contingent deferred sales charges (“CDSCs”), is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class B, Class C and Class D shares will differ from the performance shown for Class A shares based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge. Although for all periods presented the Fund’s Class A shares reflect the 5.75% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been higher if the 4.75% maximum sales charge then in effect was incurred. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Class C share returns are presented without an initial sales charge and would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Series’ prospectus or statement of additional information.

Performance Overview
Seligman Asset Allocation Aggressive Growth Fund

Investment Results
Total Returns

For Periods Ended December 31, 2007

		Average Annual

	Six Months*	One Year	Five Years	Since Inception†

Class A

With Sales Charge	(5.34)%	6.43%	17.12%	3.60%

Without Sales Charge	0.47	12.86	18.52	4.38

Class B

With CDSC#	(4.63)	7.01	17.49	n/a

Without CDSC	0.12	12.01	17.70	3.65

Class C

With 1% CDSC	(0.83)	11.01	n/a	n/a

Without CDSC	0.12	12.01	17.70	3.44

Class D

With 1% CDSC	(0.83)	11.01	n/a	n/a

Without CDSC	0.12	12.01	17.70	3.61

Benchmarks**

Dow Jones Aggressive Portfolio Index	(4.58)	3.77	15.34	5.10 ††

S&P 500 Index	(1.37)	5.50	12.81	1.76

Lipper Fund of Funds (Affiliated) Average	0.46	6.47	10.90	4.40

Lipper Multi-Cap Core Funds Average	(1.49)	6.43	13.33	4.21

Net Asset Value Per Share

	12/31/07	6/30/07	12/31/06

Class A	$8.81	$9.29	$8.27

Class B	8.42	8.86	7.92

Class C	8.42	8.86	7.92

Class D	8.42	8.86	7.92

See footnotes on page 9.

Performance Overview
Seligman Asset Allocation Growth Fund

Investment Results
Total Returns

For Periods Ended December 31, 2007

		Average Annual

	Six Months*	One Year	Five Years	Since Inception †

Class A

With Sales Charge	(5.63)%	5.38%	16.45%	3.32%

Without Sales Charge	0.17	11.84	17.84	4.10

Class B

With CDSC#	(4.90)	6.00	16.78	n/a

Without CDSC	(0.30)	11.00	16.99	3.32

Class C

With 1% CDSC	(1.22)	10.00	n/a	n/a

Without CDSC	(0.30)	11.00	16.99	3.29

Class D

With 1% CDSC	(1.22)	10.00	n/a	n/a

Without CDSC	(0.30)	11.00	16.99	3.29

Benchmarks**

Dow Jones Aggressive Portfolio Index	(4.58)	3.77	15.34	5.10	††

S&P 500 Index	(1.37)	5.50	12.81	1.76

Lipper Fund of Funds (Affiliated) Average	0.46	6.47	10.90	4.40

Lipper Multi-Cap Core Funds Average	(1.49)	6.43	13.33	4.21

Net Asset Value Per Share

	12/31/07	6/30/07	12/31/06

Class A	$8.40	$9.11	$8.16

Class B	7.97	8.65	7.77

Class C	7.97	8.65	7.77

Class D	7.97	8.65	7.78

See footnotes on page 9.

Performance Overview
Seligman Asset Allocation Moderate Growth Fund

Investment Results
Total Returns

For Periods Ended December 31, 2007

		Average Annual

	Six Months*	One Year	Five Years	Since Inception †

Class A

With Sales Charge	(5.15)%	3.90%	14.35%	2.77%

Without Sales Charge	0.66	10.18	15.73	3.54

Class B

With CDSC#	(4.73)	4.23	14.57	n/a

Without CDSC	0.15	9.23	14.80	2.74

Class C

With 1% CDSC	(0.83)	8.23	n/a	n/a

Without CDSC	0.15	9.23	14.80	2.75

Class D

With 1% CDSC	(0.83)	8.23	n/a	n/a

Without CDSC	0.15	9.23	14.80	2.72

Benchmarks**

Dow Jones Moderately Aggressive Portfolio Index	(2.74)	4.31	13.18	5.47	††

S&P 500 Index	(1.37)	5.50	12.81	1.76

Lipper Fund of Funds (Affiliated) Average	0.46	6.47	10.90	4.40

Lipper Multi-Cap Core Funds Average	(1.49)	6.43	13.33	4.21

Net Asset Value Per Share

	12/31/07	6/30/07	12/31/06

Class A	$8.09	$8.33	$7.61

Class B	7.97	8.18	7.50

Class C	7.97	8.18	7.50

Class D	7.97	8.18	7.50

See footnotes on page 9.

Performance Overview
Seligman Asset Allocation Balanced Fund

Investment Results
Total Returns

For Periods Ended December 31, 2007

		Average Annual

	Six Months*	One Year	Five Years	Since Inception†

Class A

With Sales Charge	(7.25)%	(2.37)%	9.01%	0.52%

Without Sales Charge	(1.62)	3.51	10.30	1.28

Class B

With CDSC#	(6.77)	(2.25)	9.21	n/a

Without CDSC	(1.99)	2.75	9.49	0.50

Class C

With 1% CDSC	(2.95)	1.75	n/a	n/a

Without CDSC	(1.99)	2.75	9.49	0.49

Class D

With 1% CDSC	(2.95)	1.75	n/a	n/a

Without CDSC	(1.99)	2.75	9.49	0.49

Benchmarks**

Dow Jones Moderate Portfolio Index	(0.69)	4.87	11.05	5.88	††

Lehman Brothers U.S. Government/Credit Index	6.20	7.23	4.44	6.70

S&P 500 Index	(1.37)	5.50	12.81	1.76

Lipper Fund of Funds (Affiliated) Average	0.46	6.47	10.90	4.40

Lipper Mixed-Asset Target Allocation Moderate Funds Average	0.52	5.34	9.56	4.36

Net Asset Value Per Share

	12/31/07	6/30/07	12/31/06

Class A	$6.30	$6.59	$6.31

Class B	6.30	6.59	6.31

Class C	6.30	6.59	6.31

Class D	6.30	6.59	6.31

See footnotes on page 9.

Performance Overview

*	Returns for periods of less than one year are not annualized.
**

The Dow Jones Aggressive Portfolio Index, the Dow Jones Moderately Aggressive Portfolio Index and the Dow Jones Moderate Portfolio Index (“Dow Jones Indices”), the Lehman Brothers U.S. Government/Credit Index (“Lehman Index”), the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), the Lipper Fund of Funds (Affiliated) Average, the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Lipper Multi-Cap Core Funds Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Dow Jones Indices, the Lehman Index and the S&P 500 Index also exclude the effect of fees. The Dow Jones Aggressive Portfolio Index measures balanced and multi-asset-class portfolios with risk profiles that are set monthly at 100% of the current risk of an all-equity stock portfolio. The Dow Jones Moderately Aggressive Portfolio Index measures balanced and multi-asset-class portfolios with risk profiles that are set monthly at 80% of the current risk of an all-equity stock portfolio. The Dow Jones Moderate Portfolio Index measures balanced and multi-asset-class portfolios with risk profiles that are set monthly at 60% of the current risk of an all-equity stock portfolio. Dow Jones equity indices make up the stock component and Lehman Brothers indices make up the bond and cash components of the Dow Jones Indices. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Fund of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40% -60% equity securities, with the remainder invested in bonds, cash and cash equivalents. The Lipper Multi-Cap Core Funds Average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Investors cannot invest directly in an index or average.

#	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
†

Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at the dates indicated below. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above.

	Class B	Class C	Class D

Aggressive Growth Fund	4/24/00	2/8/00	2/14/00

Growth Fund	3/21/00	1/18/00	1/21/00

Moderate Growth Fund	2/18/00	3/6/00	2/15/00

Balanced Fund	2/17/00	1/18/00	2/29/00

††	From December 31, 1999.

Portfolio Overview

Seligman Asset Allocation Aggressive Growth Fund

Allocation to Underlying Funds	Percent of Portfolio

	2007	2006

Domestic Equity Funds	60.1	59.2

Global Equity Funds	35.0	40.8

REIT Fund	4.9	—

Total	100.0	100.0

Seligman Asset Allocation Growth Fund

Allocation to Underlying Funds	Percent of Portfolio

	2007	2006

Domestic Equity Funds	57.8	62.6

Global Equity Funds	32.2	37.4

REIT Fund	10.0	—

Total	100.0	100.0

Seligman Asset Allocation Moderate Growth Fund

Allocation to Underlying Funds	Percent of Portfolio

	2007	2006

Domestic Equity Funds	55.7	54.7

Fixed Income Fund	10.0	10.0

Global Equity Funds	24.6	25.3

REIT Fund	9.7	10.0

Total	100.0	100.0

Seligman Asset Allocation Balanced Fund

Allocation to Underlying Funds	Percent of Portfolio

	2007	2006

Domestic Equity Funds	45.2	45.2

Fixed Income Funds	29.9	30.1

Global Equity Fund	10.2	10.3

REIT Fund	14.7	14.4

Total	100.0	100.0

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect the operating expenses of the Underlying Funds, or any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if Underlying Fund expenses and transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

(Continued on next page.)

Understanding and Comparing
Your Fund’s Expenses (continued)

			Actual		Hypothetical

Fund	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**

Aggressive Growth Fund

Class A	$1,000.00	0.40%	$1,004.70	$2.01	$1,023.20	$2.03

Class B	1,000.00	1.15	1,001.20	5.82	1,019.39	5.87

Class C	1,000.00	1.15	1,001.20	5.82	1,019.39	5.87

Class D	1,000.00	1.15	1,001.20	5.82	1,019.39	5.87

Growth Fund

Class A	1,000.00	0.40	1,001.70	1.99	1,023.21	2.02

Class B	1,000.00	1.16	997.00	5.82	1,019.38	5.88

Class C	1,000.00	1.16	997.00	5.82	1,019.38	5.88

Class D	1,000.00	1.16	997.00	5.82	1,019.38	5.88

Moderate Growth Fund

Class A	1,000.00	0.25	1,006.60	1.26	1,023.95	1.27

Class B	1,000.00	1.01	1,001.50	5.09	1,020.12	5.14

Class C	1,000.00	1.01	1,001.50	5.09	1,020.12	5.14

Class D	1,000.00	1.01	1,001.50	5.09	1,020.12	5.14

Balanced Fund

Class A	1,000.00	0.25	983.80	1.25	1,023.94	1.28

Class B	1,000.00	1.00	980.10	5.01	1,020.14	5.11

Class C	1,000.00	1.00	980.10	5.01	1,020.14	5.11

Class D	1,000.00	1.00	980.10	5.01	1,020.14	5.11

*

Expenses of Class B, Class C, and Class D shares are higher than expenses of Class A shares due to the higher 12b-1 fees paid by Class B, Class C, and Class D shares. See the Series’ prospectus for a description of each share class and its expenses and sales charges. J. & W. Seligman & Co. Incorporated, the Manager, waives its investment management fee and/or reimburses a portion of each Fund’s expenses, other than distribution and service (12b-1) fees, as described in Note 3. Absent such waiver/reimbursement, the expense ratios and expenses paid for the period would have been higher.

**

Expenses are equal to each Fund’s annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolios of Investments
December 31, 2007

Seligman Asset Allocation Aggressive Growth Fund†

	Shares	Value
Domestic Equity Funds 60.0%

Seligman Capital Fund*	203,357	$5,289,316

Seligman Communications and Information Fund*	101,824	3,889,677

Seligman Frontier Fund*ø	58,872	697,044

Seligman Growth Fund*	138,696	723,993

Seligman Large-Cap Value Fund	46,417	730,139

Seligman Smaller-Cap Value Fund*ø	193,053	3,073,404

		14,403,573

Global Equity Funds 34.9%

Seligman Emerging Markets Fund*ø	156,269	2,390,916

Seligman Global Smaller Companies Fund*ø	302,275	4,803,150

Seligman International Growth Fund*ø	67,324	1,180,863

		8,374,929

REIT Fund 4.9%

Seligman LaSalle Global Real Estate Fund	203,938	1,172,643

Total Investments In Underlying Funds (Cost $19,382,736) 99.8%		23,951,145

Other Assets Less Liabilities 0.2%		37,612

Net Assets 100.0%		$23,988,757

Seligman Asset Allocation Growth Fund†

	Shares	Value
Domestic Equity Funds 57.7%

Seligman Capital Fund*	218,847	$5,692,210

Seligman Communications and Information Fund*	97,602	3,728,396

Seligman Frontier Fund*ø	95,621	1,132,153

Seligman Growth Fund*	648,268	3,383,959

Seligman Large-Cap Value Fund	211,513	3,327,099

Seligman Smaller-Cap Value Fund*ø	280,750	4,469,540

		21,733,357

Global Equity Funds 32.2%

Seligman Emerging Markets Fund*ø	248,412	3,800,704

Seligman Global Smaller Companies Fund*ø	403,543	6,412,298

Seligman International Growth Fund*ø	107,811	1,891,005

		12,104,007

REIT Fund 10.0%

Seligman LaSalle Global Real Estate Fund	654,194	3,761,616

Total Investments In Underlying Funds (Cost $31,440,043) 99.9%		37,598,980

Other Assets Less Liabilities 0.1%		47,160

Net Assets 100.0%		$37,646,140

See footnotes on page 14.

Portfolios of Investments
December 31, 2007

Seligman Asset Allocation Moderate Growth Fund†

	Shares	Value

Domestic Equity Funds 55.6%

Seligman Capital Fund*	339,957	$8,842,282

Seligman Communications and Information Fund*	117,848	4,501,794

Seligman Growth Fund*	771,302	4,026,196

Seligman Large-Cap Value Fund	254,638	4,005,455

Seligman Smaller-Cap Value Fund*ø	191,519	3,048,983

		24,424,710

Fixed-Income Fund 10.0%

Seligman High-Yield Fund	1,378,733	4,370,584

Global Equity Funds 24.6%

Seligman Emerging Markets Fund*ø	143,100	2,189,430

Seligman Global Smaller Companies Fund*ø	267,644	4,252,863

Seligman International Growth Fund*ø	249,078	4,368,828

		10,811,121

REIT Fund 9.7%

Seligman LaSalle Global Real Estate Fund	737,773	4,242,195

Total Investments In Underlying Funds (Cost $36,777,482) 99.9%		43,848,610

Other Assets Less Liabilities 0.1%		37,692

Net Assets 100.0%		$43,886,302

Seligman Asset Allocation Balanced Fund†

	Shares	Value
Domestic Equity Funds 45.0%

Seligman Capital Fund*	71,152	$1,850,664

Seligman Common Stock Fundø	175,620	2,009,093

Seligman Growth Fund*	422,603	2,205,988

Seligman Large-Cap Value Fund	138,713	2,181,955

		8,247,700

Fixed-Income Funds 29.8%

Seligman Cash Management Fund	906,835	906,835

Seligman Core Fixed Income Fund	259,063	1,828,985

Seligman High-Yield Fund	572,136	1,813,671

Seligman U.S. Government Securities Fund	130,668	908,142

		5,457,633

Global Equity Fund 10.2%

Seligman International Growth Fund*ø	106,561	1,869,080

REIT Fund 14.7%

Seligman LaSalle Monthly Dividend Real Estate Fundø	456,461	2,693,120

Total Investments In Underlying Funds (Cost $16,885,407) 99.7%		18,267,533

Other Assets Less Liabilities 0.3%		58,222

Net Assets 100.0%		$18,325,755

†	The Fund and each of the investment companies in which the Fund invests may be deemed to be affiliates of one another (Note 7).
*	Non-income producing security.
ø	Security has paid capital gain distributions during the year ended December 31, 2007.
Fund classifications have not been audited by Deloitte & Touche LLP

See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2007

	Seligman Asset Allocation Aggressive Growth Fund	Seligman Asset Allocation Growth Fund	Seligman Asset Allocation Moderate Growth Fund	Seligman Asset Allocation Balanced Fund
Assets:

Investments in Underlying Funds, at value (see portfolios of investments)	$23,951,145	$37,598,980	$43,848,610	$18,267,533

Cash	2,046	—	27,313	51,254

Receivable for Capital Stock sold	120,414	162,666	94,549	47,758

Prepaid registration fees	29,709	29,964	29,908	28,359

Receivable from the Manager (Note 3)	4,561	—	7,213	8,866

Dividends receivable	—	—	13,694	10,837

Other	939	1,567	1,855	814

Total Assets	24,108,814	37,793,177	44,023,142	18,415,421

Liabilities:

Payable for Capital Stock repurchased	89,426	101,733	85,848	42,810

Distribution and service (12b-1) fees payable	6,948	13,103	16,118	6,132

Payable to the Manager	—	491	—	—

Bank overdraft	—	56	—	—

Dividends payable	—	—	—	17,960

Accrued expenses and other	23,683	31,654	34,874	22,764

Total Liabilities	120,057	147,037	136,840	89,666

Net Assets	$23,988,757	$37,646,140	$43,886,302	$18,325,755

Composition of Net Assets:

Capital Stock, at $0.001 par value:

Class A	$1,504	$2,073	$2,360	$1,292

Class B	491	869	790	412

Class C	638	1,397	1,813	904

Class D	147	273	503	303

Additional paid-in capital	18,351,921	30,315,433	36,032,661	17,486,712

Undistributed net investment income (Note 5)	541	2,263	36,024	7,927

Undistributed (accumulated) net realized gain (loss) (Note 5)	1,065,106	1,164,895	741,023	(553,921)

Net unrealized appreciation of investments	4,568,409	6,158,937	7,071,128	1,382,126

Net Assets	$23,988,757	$37,646,140	$43,886,302	$18,325,755

Investments in Underlying Funds, at cost	$19,382,736	$31,440,043	$36,777,482	$16,885,407

(Continued on page 16.)

Statements of Assets and Liabilities
December 31, 2007

	Seligman Asset Allocation Aggressive Growth Fund	Seligman Asset Allocation Growth Fund	Seligman Asset Allocation Moderate Growth Fund	Seligman Asset Allocation Balanced Fund
Net Assets:

Class A	$13,253,396	$17,405,209	$19,108,426	$8,137,223

Class B	4,133,274	6,923,683	6,302,198	2,593,559

Class C	5,366,631	11,144,446	14,468,595	5,686,464

Class D	1,235,456	2,172,802	4,007,083	1,908,509

Shares of Capital Stock Outstanding:

Class A	1,504,381	2,072,801	2,361,052	1,292,388

Class B	491,110	868,732	790,339	411,816

Class C	637,546	1,398,336	1,814,244	903,009

Class D	146,810	272,636	502,569	303,085

Net Asset Value per Share:

Class A	$8.81	$8.40	$8.09	$6.30

Class B	$8.42	$7.97	$7.97	$6.30

Class C	$8.42	$7.97	$7.97	$6.30

Class D	$8.42	$7.97	$7.97	$6.30

See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2007

	Seligman Asset Allocation Aggressive Growth Fund	Seligman Asset Allocation Growth Fund	Seligman Asset Allocation Moderate Growth Fund	Seligman Asset Allocation Balanced Fund
Investment Income:

Dividends from Underlying Funds*	$23,544	$87,658	$433,814	$387,387

Expenses:

Distribution and service (12b-1) fees	80,715	151,013	190,748	80,292

Registration	54,686	56,985	58,750	55,113

Management fees	22,113	35,507	42,892	18,744

Auditing and legal fees	20,797	26,517	30,247	18,087

Shareholder reports and communications	11,120	15,195	17,489	9,958

Shareholder account services	9,591	17,433	17,331	14,443

Custody and related services	5,540	12,302	15,347	7,840

Directors’ fees and expenses	5,393	5,676	5,854	5,323

Miscellaneous	3,698	4,762	5,337	3,656

Total Expenses Before Waiver/ Reimbursement	213,653	325,390	383,995	213,456

Waiver/reimbursement of expenses (Note 3)	(44,488)	(32,349)	(86,017)	(86,296)

Total Expenses After Waiver/ Reimbursement	169,165	293,041	297,978	127,160

Net Investment Income (Loss)	(145,621)	(205,383)	135,836	260,227

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments in Underlying Funds*	2,012,363	4,295,137	3,193,165	1,354,488

Net change in unrealized appreciation of investments	610,132	(546,262)	464,917	(1,079,273)

Net Gain on Investments	2,622,495	3,748,875	3,658,082	275,215

Increase in Net Assets from Operations	$2,476,874	$3,543,492	$3,793,918	$535,442

* Represents dividends (Note 7) and net realized gain from affiliated issuers.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Seligman Asset Allocation Aggressive Growth Fund		Seligman Asset Allocation Growth Fund

	Year Ended December 31,		Year Ended December 31,

	2007	2006	2007	2006

Operations:

Net investment loss	$(145,621)	$(129,354)	$(205,383)	$(238,270)

Net realized gain on investments and capital gain distributions from Underlying Funds	2,012,363	987,278	4,295,137	1,471,128

Net change in unrealized appreciation of investments	610,132	1,530,767	(546,262)	2,758,975

Increase in Net Assets from Operations	2,476,874	2,388,691	3,543,492	3,991,833

Distributions to Shareholders:

Net realized short-term gain on investments and distributions from Underlying Funds:

Class A	(226,718)	(122,435)	(297,058)	(120,981)

Class B	(41,949)	(27,631)	(67,225)	(15,468)

Class C	(52,760)	(33,351)	(108,396)	(30,517)

Class D	(12,103)	(7,021)	(21,076)	(5,680)

Total	(333,530)	(190,438)	(493,755)	(172,646)

Net realized long-term gain on investments and distributions from Underlying Funds:

Class A	(491,106)	(57,052)	(1,121,270)	(139,639)

Class B	(192,266)	(28,758)	(500,892)	(67,760)

Class C	(232,813)	(36,623)	(784,483)	(135,118)

Class D	(48,938)	(7,820)	(144,318)	(25,049)

Total	(965,123)	(130,253)	(2,550,963)	(367,566)

Decrease in Net Assets from Distributions	(1,298,653)	(320,691)	(3,044,718)	(540,212)

Capital Share Transactions:

Net proceeds from sales of shares	5,146,487	4,623,488	5,895,005	4,914,521

Exchanged from associated funds	1,129,172	694,486	5,153,924	1,634,884

Investment of distributions	1,211,082	284,227	2,884,353	475,541

Total	7,486,741	5,602,201	13,933,282	7,024,946

Cost of shares repurchased	(2,884,976)	(1,604,469)	(5,586,193)	(4,148,778)

Exchanged into associated funds	(553,619)	(347,941)	(1,434,929)	(451,259)

Total	(3,438,595)	(1,952,410)	(7,021,122)	(4,600,037)

Increase in Net Assets from Capital Share Transactions	4,048,146	3,649,791	6,912,160	2,424,909

Increase in Net Assets	5,226,367	5,717,791	7,410,934	5,876,530

Net Assets:

Beginning of year	18,762,390	13,044,599	30,235,206	24,358,676

End of Year*	$23,988,757	$18,762,390	$37,646,140	$30,235,206

* Including undistributed net investment income	$541	$—	$2,263	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets
(continued)

	Seligman Asset Allocation Moderate Growth Fund		Seligman Asset Allocation Balanced Fund

	Year Ended December 31,		Year Ended December 31,

	2007	2006	2007	2006

Operations:

Net investment income	$135,836	$28,268 *	$260,227	$169,625

Net realized gain on investments and capital gain distributions from Underlying Funds	3,193,165	1,664,367	1,354,488	541,119

Net change in unrealized appreciation of investments	464,917	3,385,988	(1,079,273)	1,282,593

Increase in Net Assets from Operations	3,793,918	5,078,623	535,442	1,993,337

Distributions to Shareholders:

Net investment income:

Class A	(135,144)	(73,382)	(147,189)	(97,807)

Class B	(692)	—	(29,223)	(21,562)

Class C	—	—	(63,271)	(41,053)

Class D	—	—	(20,544)	(13,600)

Total	(135,836)	(73,382)	(260,227)	(174,022)**

Net realized short-term gain on investments and distributions from Underlying Funds:

Class A	(304,859)	(108,123)	(143,161)	—

Class B	(91,777)	(38,974)*	(44,413)	—

Class C	(212,719)	(74,369)*	(101,913)	—

Class D	(58,519)	(19,564)*	(34,280)	—

Total	(667,874)	(241,030)	(323,767)	—

Net realized long-term gain on investments and distributions from Underlying Funds:

Class A	(238,133)	—	—	—

Class B	(80,910)	—	—	—

Class C	(186,129)	—	—	—

Class D	(51,204)	—	—	—

Total	(556,376)	—	—	—

Return of capital:

Class A	—	—	—	(10,387)

Class B	—	—	—	(4,403)

Class C	—	—	—	(8,820)

Class D	—	—	—	(2,760)

Total	—	—	—	(26,370)

Decrease in Net Assets from Distributions	(1,360,086)	(314,412)	(583,994)	(200,392)

Capital Share Transactions:

Net proceeds from sales of shares	6,729,058	7,794,230	3,143,992	2,492,330

Exchanged from associated funds	2,852,641	3,296,061	1,938,042	1,894,166

Investment of distributions	1,271,933	269,151	510,247	191,729

Total	10,853,632	11,359,442	5,592,281	4,578,225

Cost of shares repurchased	(6,662,424)	(5,553,425)	(3,729,670)	(4,879,129)

Exchanged into associated funds	(2,188,125)	(1,758,909)	(471,263)	(1,436,216)

Total	(8,850,549)	(7,312,334)	(4,200,933)	(6,315,345)

Increase (Decrease) in Net Assets from Capital Share Transactions	2,003,083	4,047,108	1,391,348	(1,737,120)

Increase in Net Assets	4,436,915	8,811,319	1,342,796	55,825

Net Assets:

Beginning of year	39,449,387	30,638,068	16,982,959	16,927,134

End of Year***	$43,886,302	$39,449,387	$18,325,755	$16,982,959

*

Consisted of net investment income (loss) of $73,382, $(12,768), $(25,310) and $(7,036) for Classes A, B, C and D, respectively. For federal income tax purposes, the net investment losses of Classes B, C and D were used to offset the respective Classes net short-term capital gains.

**	Included dividends in excess of net investment income of $1,017, $1,260, $1,273 and $847 for Classes A, B, C and D, respectively.
***	Including undistributed (dividends in excess of) net investment income	$79,903	$28,380	$74,739	$(4,928)

See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman Asset Allocation Series, Inc. (the “Series”, formerly Seligman Time Horizon/Harvester Series, Inc.) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Series consists of four separate funds: Seligman Asset Allocation Aggressive Growth Fund (“Aggressive Growth Fund,” formerly Seligman Time Horizon 30 Fund), Seligman Asset Allocation Growth Fund (“Growth Fund,” formerly Seligman Time Horizon 20 Fund), Seligman Asset Allocation Moderate Growth Fund (“Moderate Growth Fund,” formerly Seligman Time Horizon 10 Fund), and Seligman Asset Allocation Balanced Fund (“Balanced Fund,” formerly Seligman Harvester Fund). Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the “Underlying Funds”). Each Fund of the Series offers four classes of shares.

Through January 6, 2008, Class A shares were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2 million in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions made in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

The Board of Directors of the Series has approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their relative net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. The conversion is not expected to affect individual shareholder account values.

The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and service (12b-1) fees and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation and Risk — Underlying Funds owned by a Fund are valued at their respective net asset values. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are

Notes to Financial Statements

valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

The following risks apply to some or all of the Underlying Funds in which the Funds invest. An Underlying Fund may concentrate its investments in stocks of large-, medium- or small-capitalization companies. At times, one or more of these groups of stocks has experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of an Underlying Fund investing in such companies may be negatively affected. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuation, government regulation, and limited liquidity as compared to other investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in emerging market companies should be considered speculative. Investments in real estate securities may be subject to specific risks, such as risks of general and local economic conditions, and risks related to individual properties. To the extent that a Fund has a substantial percentage of its assets exposed to an industry through its investment in the Underlying Funds, the Fund’s performance may be negatively affected if that industry falls out of favor. A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. US government and other fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. High-yield securities are subject to higher volatility in yield and market value and a greater risk of loss of principal and interest than higher-rated, investment grade fixed income securities.

b.

Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service (12b-1) fees were the only class-specific expenses.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates. Distributions received from the Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

d.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

e.	Taxes — Each Fund in the Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Notes to Financial Statements

On January 1, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2004-2007 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended December 31, 2007.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Fund’s average daily net assets. The Manager voluntarily waived its management fee and reimbursed each Fund’s expenses, other than distribution and service (12b-1) fees, that exceeded 0.50% per annum of the Fund’s average daily net assets through March 31, 2005. Beginning April 1, 2005 through April 30, 2008, the Manager has contractually undertaken to waive its management fee and/or reimburse each Fund’s expenses in order to limit Fund expenses (other than distribution and service (12b-1) fees) to 0.40% per annum of average daily net assets for Aggressive Growth Fund and Growth Fund and to limit Fund expenses to 0.25% per annum of average daily net assets for Moderate Growth Fund and Balanced Fund. From May 1, 2008 through December 31, 2010, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund’s expenses, other than distribution and service (12b-1) fees, that exceed 0.75% per annum of average daily net assets.

For the year ended December 31, 2007, the amount of expenses waived and reimbursed by the Manager and the amount receivable from the Manager at December 31, 2007 were as follows:

Fund	Waiver and Reimbursements	Receivable from the Manager

Aggressive Growth Fund	$44,488	$4,561

Growth Fund	32,349	—

Moderate Growth Fund	86,017	7,213

Balanced Fund	86,296	8,866

For the year ended December 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Series’ shares and an affiliate of the Manager, received the following commissions and concessions from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions were also paid to dealers for sales of Class A and Class C shares as follows:

Fund	Commissions and Concessions Retained by Distributor	Dealer Commissions

Aggressive Growth Fund	$6,538	$47,689

Growth Fund	10,611	65,894

Fund	Commissions and Concessions Retained by Distributor	Dealer Commissions

Moderate Growth Fund	$15,345	$109,723

Balanced Fund	5,908	41,139

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing service fee of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the service fee, the service fees to be paid by each class of a Fund will be reduced by the dollar amount of any service fees paid by the Underlying Funds with respect to shares owned by the Fund.

Notes to Financial Statements

For the year ended December 31, 2007, service fees incurred by the Aggressive Growth Fund, Growth Fund, Moderate Growth Fund, and the Balanced Fund (net of service fees paid by Underlying Funds), aggregated $0, $0, $0, and $101, respectively, or 0.00% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

For the year ended December 31, 2007, the service fees and distribution fees incurred under the Plan (net of service fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

Fund	Class B	Class C	Class D	Fee Rate

Aggressive Growth Fund	$32,830	$39,489	$8,498	0.75%

Growth Fund	51,081	85,498	15,208	0.75

Moderate Growth Fund	51,765	109,850	29,343	0.75

Balanced Fund	20,615	44,976	14,600	0.75

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees pursuant to the Plan as follows:

Fund	Distribution and Service (12b-1) Fees

Aggressive Growth Fund	$ 1,071

Growth Fund	1,812

Fund	Distribution and Service (12b-1) Fees

Moderate Growth Fund	$ 1,208

Balanced Fund	753

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the year ended December 31, 2007, such charges amounted to $833 for Aggressive Growth Fund, $2,580 for Growth Fund, $1,395 for Moderate Growth Fund and $3,849 for Balanced Fund. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Series at cost the following amounts for shareholder account services in accordance with a methodology approved by the Series’ directors:

Fund	Amount

Aggressive Growth Fund	$9,591

Growth Fund	17,433

Fund	Amount

Moderate Growth Fund	$17,331

Balanced Fund	14,443

Costs of Seligman Data Corp. directly attributable to each Fund were charged to the Fund. The remaining charges were allocated to the Funds by Seligman Data Corp. pursuant to a formula based on each Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by a Fund for federal income tax purposes until such amounts are paid. At December 31, 2007, the cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2007, is included in accrued expenses and other liabilities are as follows:

Notes to Financial Statements

Fund	Amount

Aggressive Growth Fund	$ 719

Growth Fund	758

Fund	Amount

Moderate Growth Fund	$ 781

Balanced Fund	709

4.	Purchases and Sales of Securities — Purchases and sales of portfolio securities (Underlying Funds), excluding short-term investments, for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales

Aggressive Growth Fund	$5,828,087	$1,391,972

Growth Fund	12,255,785	6,323,992

Fund	Purchases	Sales

Moderate Growth Fund	$11,559,731	$8,742,280

Balanced Fund	5,727,840	3,722,290

5.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:

Fund	Tax Basis Cost

Aggressive Growth Fund	$19,468,799

Growth Fund	32,058,320

Fund	Tax Basis Cost

Moderate Growth Fund	$37,390,148

Balanced Fund	17,657,390

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the following tax deferral of losses on wash sales:

Fund	Amount

Aggressive Growth Fund	$86,063

Growth Fund	618,277

Fund	Amount

Moderate Growth Fund	$612,666

Balanced Fund	771,983

At December 31, 2007, the tax basis components of accumulated earnings were as follows:

	Aggressive Growth Fund	Growth Fund	Moderate Growth Fund	Balanced Fund

Gross unrealized appreciation of portfolio securities	$4,695,562	$6,286,796	$7,567,475	$2,165,232

Gross unrealized depreciation of portfolio securities	(213,216)	(746,136)	(1,109,013)	(1,555,089)

Net unrealized appreciation of portfolio securities	4,482,346	5,540,660	6,458,462	610,143

Undistributed ordinary income	1,260	3,021	36,806	8,636

Undistributed net realized gain	1,151,169	1,783,172	1,353,689	218,062

Total accumulated earnings	$5,634,775	$7,326,853	$7,848,957	$836,841

During the year ended December 31, 2007, the Moderate Growth Fund and the Balanced Fund utilized all of their prior years’ capital loss carryforwards of $538,257 and $867,826, respectively.

The tax character of distributions paid for the year ended December 31, 2007 were as follows:

	Year Ended December 31, 2007

	Ordinary Income	Long-Term Capital Gain

Aggressive Growth Fund	$333,530	$965,123

Growth Fund	493,755	2,550,963

	Year Ended December 31, 2007

	Ordinary Income	Long-Term Capital Gain

Moderate Growth Fund	803,710	556,376

Balanced Fund	583,994	—

Notes to Financial Statements

A portion of the cost of the shares repurchased from shareholders represents long-term capital gain distributions for tax purposes. For the year ended December 31, 2007, these amounts were as follows:

	Cost of Shares Repurchased	Capital Gain Distributions

Aggressive Growth Fund	$3,438,595	$84,000

Growth Fund	7,021,122	246,000

Moderate Growth Fund	8,850,549	73,000

This information is provided for federal tax purposes only.

6.

Capital Stock Share Transactions — The Board of Directors of the Series, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. The Series has authorized 4,000,000,000 shares all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

Aggressive Growth Fund	2007		2006

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	409,250	$3,602,296	299,956	$2,311,304

Exchanged from associated funds	78,466	699,102	35,163	272,702

Converted from Class B*	17,532	156,913	16,094	126,230

Investment of distributions	78,393	714,598	21,561	169,627

Total	583,641	5,172,909	372,774	2,879,863

Cost of shares repurchased	(161,904)	(1,450,915)	(71,606)	(554,797)

Exchanged into associated funds	(6,259)	(56,458)	(4,948)	(37,073)

Total	(168,163)	(1,507,373)	(76,554)	(591,870)

Increase	415,478	$3,665,536	296,220	$2,287,993

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	48,726	$409,475	105,684	$791,582

Exchanged from associated funds	29,355	253,333	33,933	256,135

Investment of distributions	20,719	181,142	5,751	42,134

Total	98,800	843,950	145,368	1,089,851

Cost of shares repurchased	(49,230)	(426,781)	(59,674)	(440,562)

Exchanged into associated funds	(35,614)	(308,936)	(5,288)	(37,912)

Converted to Class A*	(18,365)	(156,913)	(16,834)	(126,230)

Total	(103,209)	(892,630)	(81,796)	(604,704)

Increase (decrease)	(4,409)	$(48,680)	63,572	$485,147

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	89,734	$772,373	184,677	$1,377,074

Exchanged from associated funds	15,818	134,176	20,498	153,550

Investment of distributions	30,596	267,336	8,708	63,989

Total	136,148	1,173,885	213,883	1,594,613

Cost of shares repurchased	(92,513)	(783,096)	(62,360)	(458,140)

Exchanged into associated funds	(16,239)	(134,302)	(33,592)	(256,222)

Total	(108,752)	(917,398)	(95,952)	(714,362)

Increase	27,396	$256,487	117,931	$880,251

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	42,664	$362,343	19,232	$143,528

Exchanged from associated funds	4,872	42,561	1,616	12,099

Investment of distributions	5,502	48,006	1,177	8,477

Total	53,038	452,910	22,025	164,104

Cost of shares repurchased	(26,285)	(224,184)	(19,879)	(150,970)

Exchanged into associated funds	(5,991)	(53,923)	(2,212)	(16,734)

Total	(32,276)	(278,107)	(22,091)	(167,704)

Increase (decrease)	20,762	$174,803	(66)	$(3,600)

See footnote on page 28.

Notes to Financial Statements

	Year Ended December 31,

Growth Fund	2007		2006

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	451,088	$3,939,264	326,173	$2,516,870

Exchanged from associated funds	320,972	2,868,610	77,601	600,749

Converted from Class B*	29,639	266,993	23,796	182,853

Investment of distributions	157,535	1,371,683	29,574	227,806

Total	959,234	8,446,550	457,144	3,528,278

Cost of shares repurchased	(285,299)	(2,477,480)	(213,230)	(1,644,057)

Exchanged into associated funds	(94,783)	(857,922)	(21,729)	(166,941)

Total	(380,082)	(3,335,402)	(234,959)	(1,810,998)

Increase	579,152	$5,111,148	222,185	$1,717,280

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	85,286	$713,946	84,561	$613,505

Exchanged from associated funds	196,447	1,648,186	63,643	463,038

Investment of distributions	63,357	525,914	10,324	73,920

Total	345,090	2,888,046	158,528	1,150,463

Cost of shares repurchased	(100,678)	(847,600)	(122,514)	(899,050)

Exchanged into associated funds	(40,293)	(352,439)	(1,612)	(11,732)

Converted to Class A*	(31,354)	(267,490)	(25,011)	(182,853)

Total	(172,325)	(1,467,529)	(149,137)	(1,093,635)

Increase	172,765	$1,420,517	9,391	$56,828

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	114,290	$949,208	209,035	$1,530,897

Exchanged from associated funds	27,950	240,337	66,878	480,064

Investment of distributions	99,350	823,597	20,544	147,177

Total	241,590	2,013,142	296,457	2,158,138

Cost of shares repurchased	(216,138)	(1,801,497)	(146,405)	(1,059,016)

Exchanged into associated funds	(22,296)	(181,073)	(33,177)	(237,179)

Total	(238,434)	(1,982,570)	(179,582)	(1,296,195)

Increase	3,156	$30,572	116,875	$861,943

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	35,025	$293,084	34,600	$253,249

Exchanged from associated funds	48,238	396,791	12,178	91,033

Investment of distributions	19,729	163,159	3,744	26,638

Total	102,992	853,034	50,522	370,920

Cost of shares repurchased	(54,939)	(459,616)	(73,850)	(546,655)

Exchanged into associated funds	(5,393)	(43,495)	(4,686)	(35,407)

Total	(60,332)	(503,111)	(78,536)	(582,062)

Increase (decrease)	42,660	$349,923	(28,014)	$(211,142)

See footnote on page 28.

Notes to Financial Statements

	Year Ended December 31,

Moderate Growth Fund	2007		2006

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	568,796	$4,645,333	521,142	$3,685,514

Exchanged from associated funds	122,974	1,006,152	145,961	1,019,701

Converted from Class B*	47,044	378,811	44,639	319,052

Investment of distributions	80,011	656,089	21,424	162,591

Total	818,825	6,686,385	733,166	5,186,858

Cost of shares repurchased	(380,070)	(3,095,547)	(312,736)	(2,235,423)

Exchanged into associated funds	(65,860)	(542,727)	(90,922)	(642,376)

Total	(445,930)	(3,638,274)	(403,658)	(2,877,799)

Increase	372,895	$3,048,111	329,508	$2,309,059

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	56,962	$465,976	127,287	$897,885

Exchanged from associated funds	21,979	177,213	91,728	639,794

Investment of distributions	18,223	147,245	3,664	27,405

Total	97,164	790,434	222,679	1,565,084

Cost of shares repurchased	(197,026)	(1,611,159)	(121,485)	(841,628)

Exchanged into associated funds	(9,887)	(77,923)	(6,599)	(45,036)

Converted to Class A*	(47,857)	(378,784)	(45,449)	(319,052)

Total	(254,770)	(2,067,866)	(173,533)	(1,205,716)

Increase (decrease)	(157,606)	$(1,277,432)	49,146	$359,368

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	121,843	$978,462	418,617	$2,925,795

Exchanged from associated funds	195,999	1,555,253	200,528	1,386,008

Investment of distributions	44,656	360,818	8,765	65,566

Total	362,498	2,894,533	627,910	4,377,369

Cost of shares repurchased	(177,718)	(1,419,338)	(280,027)	(1,973,422)

Exchanged into associated funds	(191,813)	(1,481,089)	(141,034)	(959,233)

Total	(369,531)	(2,900,427)	(421,061)	(2,932,655)

Increase (decrease)	(7,033)	$(5,894)	206,849	$1,444,714

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	79,321	$639,260	40,950	$285,036

Exchanged from associated funds	13,936	114,023	36,089	250,558

Investment of distributions	13,339	107,781	1,817	13,589

Total	106,596	861,064	78,856	549,183

Cost of shares repurchased	(66,237)	(536,380)	(71,469)	(502,952)

Exchanged into associated funds	(10,242)	(86,386)	(16,422)	(112,264)

Total	(76,479)	(622,766)	(87,891)	(615,216)

Increase (decrease)	30,117	$238,298	(9,035)	$(66,033)

See footnote on page 28.

Notes to Financial Statements

	Year Ended December 31,

Balanced Fund	2007		2006

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	339,692	$2,216,114	179,200	$1,050,540

Exchanged from associated funds	145,994	944,290	188,152	1,114,761

Converted from Class B*	39,080	255,265	57,785	337,884

Investment of distributions	40,877	259,526	17,554	103,349

Total	565,643	3,675,195	442,691	2,606,534

Cost of shares repurchased	(312,191)	(2,050,056)	(373,069)	(2,193,279)

Exchanged into associated funds	(42,730)	(274,440)	(119,875)	(709,547)

Total	(354,921)	(2,324,496)	(492,944)	(2,902,826)

Increase (decrease)	210,722	$1,350,699	(50,253)	$(296,292)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	15,086	$97,476	23,255	$136,410

Exchanged from associated funds	82,120	527,626	70,095	405,227

Investment of distributions	9,368	59,189	4,178	24,513

Total	106,574	684,291	97,528	566,150

Cost of shares repurchased	(79,761)	(517,820)	(161,999)	(950,787)

Exchanged into associated funds	(12,744)	(81,125)	(8,333)	(49,050)

Converted to Class A*	(39,072)	(255,274)	(57,777)	(337,836)

Total	(131,577)	(854,219)	(228,109)	(1,337,673)

Decrease	(25,003)	$(169,928)	(130,581)	$(771,523)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	85,557	$560,927	178,200	$1,042,398

Exchanged from associated funds	48,638	312,784	32,401	187,592

Investment of distributions	22,355	141,094	8,024	47,123

Total	156,550	1,014,805	218,625	1,277,113

Cost of shares repurchased	(146,057)	(949,986)	(210,786)	(1,246,848)

Exchanged into associated funds	(16,261)	(105,485)	(47,600)	(280,466)

Total	(162,318)	(1,055,471)	(258,386)	(1,527,314)

Decrease	(5,768)	$(40,666)	(39,761)	$(250,201)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	41,026	$269,484	45,179	$262,934

Exchanged from associated funds	23,610	153,342	31,598	186,586

Investment of distributions	7,993	50,438	2,853	16,744

Total	72,629	473,264	79,630	466,264

Cost of shares repurchased	(33,002)	(211,808)	(80,518)	(488,215)

Exchanged into associated funds	(1,576)	(10,213)	(69,615)	(397,153)

Total	(34,578)	(222,021)	(150,133)	(885,368)

Increase (decrease)	38,051	$251,243	(70,503)	$(419,104)

*

Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amounts of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

7.

Affiliated Issuers — The Fund invests in certain securities of open-end registered investment companies that are part of the same group of investment companies (the Seligman Group). As defined under the Investment Company Act of 1940, as amended, an affiliated issuer is one in which a fund owns 5% or more of the outstanding voting securities, or an issuer which is under common ownership or control. The Fund and each of the investment companies in which the Fund invests may be deemed to be affiliates of one another. A summary of each Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2007, is as follows:

Notes to Financial Statements

	Purchases at Cost	Sales Proceeds	Dividend Income	Value

Affiliated Issuer				2007	2006

Aggressive Growth Fund

Seligman Capital Fund	$621,115	$—	$—	$5,289,316	$4,010,884

Seligman Communications and Information Fund	503,635	—	—	3,889,677	2,911,724

Seligman Frontier Fund	234,752	—	—	697,044	545,152

Seligman Growth Fund	81,843	4,226	—	723,993	545,140

Seligman Large-Cap Value Fund	131,341	—	144	730,139	546,868

Seligman Smaller-Cap Value Fund	987,060	—	—	3,073,404	2,419,218

Seligman Emerging Markets Fund	338,777	373,663	—	2,390,916	1,931,971

Seligman Global Smaller Companies Fund	1,351,688	962,000	—	4,803,150	4,700,380

Seligman International Growth Fund	238,153	52,083	—	1,180,863	945,499

Seligman LaSalle Global Real Estate Fund†	1,339,723	—	23,400	1,172,643	—

Total	$5,828,087	$1,391,972	$23,544	$23,951,145	$18,556,836

Growth Fund

Seligman Capital Fund	$560,259	$1,806,473	$—	$5,692,210	$5,988,734

Seligman Communications and Information Fund	713,249	465,435	—	3,728,396	3,003,932

Seligman Frontier Fund	381,664	25,798	—	1,132,153	906,987

Seligman Growth Fund	553,655	374,586	—	3,383,959	2,715,086

Seligman Large-Cap Value Fund	611,680	244,509	691	3,327,099	2,714,875

Seligman Smaller-Cap Value Fund	1,446,608	119,966	—	4,469,540	3,660,729

Seligman Emerging Markets Fund†	929,298	1,027,007	—	3,800,704	3,102,942

Seligman Global Smaller Companies Fund†	2,048,737	260,408	—	6,412,298	5,186,745

Seligman International Growth Fund	468,296	1,896,989	—	1,891,005	3,072,896

Seligman LaSalle Global Real Estate Fund†	4,542,339	102,821	86,967	3,761,616	—

Total	$12,255,785	$6,323,992	$87,658	$37,598,980	$30,352,926

Moderate Growth Fund

Seligman Capital Fund	$676,347	$876,798	$—	$8,842,282	$7,818,236

Seligman Communications and Information Fund	526,688	525,569	—	4,501,794	3,913,013

Seligman Growth Fund	390,223	482,830	—	4,026,196	3,520,411

Seligman Large-Cap Value Fund	373,984	212,923	789	4,005,455	3,525,278

Seligman Smaller-Cap Value Fund	797,550	201,016	—	3,048,983	2,761,980

Seligman High-Yield Fund	1,228,703	501,980	321,226	4,370,584	3,950,344

Seligman Emerging Markets Fund	382,012	702,791	—	2,189,430	2,025,278

Seligman Global Smaller Companies Fund	771,176	147,778	—	4,252,863	3,968,254

Seligman International Growth Fund†	686,662	497,113	—	4,368,828	3,971,461

Seligman LaSalle Monthly Dividend Real Estate Fund	690,036	4,423,067	24,800	—	3,954,149

Seligman LaSalle Global Real Estate Fund†	5,036,350	170,415	86,999	4,242,195	—

Total	$11,559,731	$8,742,280	$433,814	$43,848,610	$39,408,404

See footnote on page 30.

Notes to Financial Statements

	Purchases at Cost	Sales Proceeds	Dividend Income	Value

Affiliated Issuer				2007	2006

Balanced Fund

Seligman Capital Fund	$170,528	$283,315	$—	$1,850,664	$1,685,219

Seligman Common Stock Fund	518,426	130,206	52,874	2,009,093	1,882,447

Seligman Growth Fund	204,079	407,308	—	2,205,988	2,053,708

Seligman Large-Cap Value Fund	196,924	258,497	431	2,181,955	2,045,540

Seligman Cash Management Fund	934,059	27,224	3,165	906,835	—

Seligman Core Fixed Income Fund†	521,397	395,395	84,824	1,828,985	1,700,785

Seligman High-Yield Fund	397,433	167,561	140,862	1,813,671	1,715,248

Seligman U.S. Government Securities Fund	487,610	1,321,281	67,842	908,142	1,700,252

Seligman International Growth Fund	448,841	458,314	—	1,869,080	1,749,524

Seligman LaSalle Monthly Dividend Real Estate Fund†	1,848,543	273,189	37,389	2,693,120	2,448,806

Total	$5,727,840	$3,722,290	$387,387	$18,267,533	$16,981,529

	†	Fund’s holdings representing 5% or more of the outstanding voting securities.

8.

Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Notes to Financial Statements

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.

Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Fund for the years presented. Certain information reflects financial results for a single share of a Class that was held throughout the years shown. Per share amounts are calculated using average shares outstanding during the year. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges.

Aggressive Growth Fund

	Year Ended December 31,

Class A	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$8.27	$7.25	$6.56	$5.68	$4.08

Income (Loss) from Investment Operations:

Net investment loss	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)

Net realized and unrealized gain on investments	1.11	1.23	0.72	0.91	1.62

Total from Investment Operations	1.08	1.20	0.69	0.88	1.60

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.16)	(0.12)	—	—	—

Net realized long-term capital gains	(0.38)	(0.06)	—	—	—

Total Distributions	(0.54)	(0.18)	—	—	—

Net Asset Value, End of Year	$8.81	$8.27	$7.25	$6.56	$5.68

Total Return	12.86%	16.62%	10.52%	15.49%#	39.22%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,253	$9,007	$5,747	$4,230	$2,703

Ratio of expenses to average net assets	0.40%	0.40%	0.42%	0.51%	0.51%

Ratio of net investment loss to average net assets	(0.29)%	(0.40)%	(0.42)%	(0.50)%	(0.47)%

Portfolio turnover rate	6.33%	1.27%	2.27%	2.79%	1.74%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	0.60%	0.71%	1.03%	1.22%	1.58%

Ratio of net investment loss to average net assets	(0.49)%	(0.71)%	(1.03)%	(1.21)%	(1.55)%

See footnotes on page 47.

Financial Highlights

Aggressive Growth Fund (continued)

	Year Ended December 31,

Class B	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.92	$6.95	$6.33	$5.53	$3.99

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.09)	(0.08)	(0.07)	(0.06)

Net realized and unrealized gain on investments	1.06	1.18	0.70	0.87	1.60

Total from Investment Operations	0.97	1.09	0.62	0.80	1.54

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.09)	(0.06)	—	—	—

Net realized long-term capital gains	(0.38)	(0.06)	—	—	—

Total Distributions	(0.47)	(0.12)	—	—	—

Net Asset Value, End of Year	$8.42	$7.92	$6.95	$6.33	$5.53

Total Return	12.01%	15.76%	9.79%	14.47%#	38.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,133	$3,925	$3,001	$2,060	$1,490

Ratio of expenses to average net assets	1.15%	1.16%	1.18%	1.26%	1.25%

Ratio of net investment loss to average net assets	(1.04)%	(1.16)%	(1.18)%	(1.25)%	(1.22)%

Portfolio turnover rate	6.33%	1.27%	2.27%	2.79%	1.74%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.35%	1.47%	1.79%	1.97%	2.33%

Ratio of net investment loss to average net assets	(1.24)%	(1.47)%	(1.79)%	(1.96)%	(2.30)%

See footnotes on page 47.

Financial Highlights

Aggressive Growth Fund (continued)

	Year Ended December 31,

Class C	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.92	$6.95	$6.33	$5.53	$3.99

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.09)	(0.08)	(0.07)	(0.06)

Net realized and unrealized gain on investments	1.06	1.18	0.70	0.87	1.60

Total from Investment Operations	0.97	1.09	0.62	0.80	1.54

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.09)	(0.06)	—	—	—

Net realized long-term capital gains	(0.38)	(0.06)	—	—	—

Total Distributions	(0.47)	(0.12)	—	—	—

Net Asset Value, End of Year	$8.42	$7.92	$6.95	$6.33	$5.53

Total Return	12.01%	15.76%	9.79%	14.47%#	38.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,367	$4,832	$3,420	$2,755	$2,086

Ratio of expenses to average net assets	1.16%	1.16%	1.18%	1.26%	1.25%

Ratio of net investment loss to average net assets	(1.05)%	(1.16)%	(1.18)%	(1.25)%	(1.22)%

Portfolio turnover rate	6.33%	1.27%	2.27%	2.79%	1.74%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.36%	1.47%	1.79%	1.97%	2.33%

Ratio of net investment loss to average net assets	(1.25)%	(1.47)%	(1.79)%	(1.96)%	(2.30)%

See footnotes on page 47.

Financial Highlights

Aggressive Growth Fund (continued)

	Year Ended December 31,

Class D	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.92	$6.95	$6.33	$5.53	$3.99

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.09)	(0.08)	(0.07)	(0.06)

Net realized and unrealized gain on investments	1.06	1.18	0.70	0.87	1.60

Total from Investment Operations	0.97	1.09	0.62	0.80	1.54

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.09)	(0.06)	—	—	—

Net realized long-term capital gains	(0.38)	(0.06)	—	—	—

Total Distributions	(0.47)	(0.12)	—	—	—

Net Asset Value, End of Year	$8.42	$7.92	$6.95	$6.33	$5.53

Total Return	12.01%	15.76%	9.79%	14.47%#	38.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,235	$998	$876	$768	$707

Ratio of expenses to average net assets	1.16%	1.16%	1.18%	1.26%	1.25%

Ratio of net investment loss to average net assets	(1.05)%	(1.16)%	(1.18)%	(1.25)%	(1.22)%

Portfolio turnover rate	6.33%	1.27%	2.27%	2.79%	1.74%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.36%	1.47%	1.79%	1.97%	2.33%

Ratio of net investment loss to average net assets	(1.25)%	(1.47)%	(1.79)%	(1.96)%	(2.30)%

See footnotes on page 47.

Financial Highlights

Growth Fund

	Year Ended December 31,

Class A	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$8.16	$7.18	$6.53	$5.67	$4.11

Income (Loss) from Investment Operations:

Net investment loss	(0.01)	—ø	(0.03)	(0.03)	(0.02)

Net realized and unrealized gain on investments	0.99	1.16	0.68	0.89	1.58

Total from Investment Operations	0.98	1.16	0.65	0.86	1.56

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.15)	(0.08)	—	—	—

Net realized long-term capital gains	(0.59)	(0.10)	—	—	—

Total Distributions	(0.74)	(0.18)	—	—	—

Net Asset Value, End of Year	$8.40	$8.16	$7.18	$6.53	$5.67

Total Return	11.84%	16.30%	9.79%	15.34%#	37.96%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$17,405	$12,189	$9,133	$7,179	$4,657

Ratio of expenses to average net assets	0.40%	0.40%	0.42%	0.50%	0.50%

Ratio of net investment loss to average net assets	(0.15)%	(0.39)%	(0.42)%	(0.47)%	(0.41)%

Portfolio turnover rate	17.87%	5.63%	5.42%	5.50%	1.55%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	0.49%	0.53%	0.67%	0.75%	0.81%

Ratio of net investment loss to average net assets	(0.24)%	(0.52)%	(0.67)%	(0.72)%	(0.73)%

See footnotes on page 47.

Financial Highlights

Growth Fund (continued)

	Year Ended December 31,

Class B	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.77	$6.85	$6.28	$5.49	$4.00

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.08)	(0.08)	(0.07)	(0.05)

Net realized and unrealized gain on investments	0.95	1.12	0.65	0.86	1.54

Total from Investment Operations	0.87	1.04	0.57	0.79	1.49

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.08)	(0.02)	—	—	—

Net realized long-term capital gains	(0.59)	(0.10)	—	—	—

Total Distributions	(0.67)	(0.12)	—	—	—

Net Asset Value, End of Year	$7.97	$7.77	$6.85	$6.28	$5.49

Total Return	11.00%	15.30%	9.08%	14.39%#	37.25%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,924	$5,411	$4,703	$4,041	$2,949

Ratio of expenses to average net assets	1.15%	1.16%	1.18%	1.25%	1.25%

Ratio of net investment loss to average net assets	(0.90)%	(1.15)%	(1.18)%	(1.22)%	(1.16)%

Portfolio turnover rate	17.87%	5.63%	5.42%	5.50%	1.55%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.24%	1.29%	1.43%	1.50%	1.56%

Ratio of net investment loss to average net assets	(0.99)%	(1.28)%	(1.43)%	(1.47)%	(1.48)%

See footnotes on page 47.

Financial Highlights

Growth Fund (continued)

	Year Ended December 31,

Class C	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.77	$6.85	$6.28	$5.49	$4.00

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.08)	(0.08)	(0.07)	(0.05)

Net realized and unrealized gain on investments	0.95	1.12	0.65	0.86	1.54

Total from Investment Operations	0.87	1.04	0.57	0.79	1.49

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.08)	(0.02)	—	—	—

Net realized long-term capital gains	(0.59)	(0.10)	—	—	—

Total Distributions	(0.67)	(0.12)	—	—	—

Net Asset Value, End of Year	$7.97	$7.77	$6.85	$6.28	$5.49

Total Return	11.00%	15.30%	9.08%	14.39%#	37.25%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$11,144	$10,847	$8,756	$6,588	$5,695

Ratio of expenses to average net assets	1.16%	1.16%	1.18%	1.25%	1.25%

Ratio of net investment loss to average net assets	(0.91)%	(1.15)%	(1.18)%	(1.22)%	(1.16)%

Portfolio turnover rate	17.87%	5.63%	5.42%	5.50%	1.55%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.25%	1.29%	1.43%	1.50%	1.56%

Ratio of net investment loss to average net assets	(1.00)%	(1.28)%	(1.43)%	(1.47)%	(1.48)%

See footnotes on page 47.

Financial Highlights

Growth Fund (continued)

	Year Ended December 31,

Class D	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.78	$6.85	$6.28	$5.49	$4.00

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.08)	(0.08)	(0.07)	(0.05)

Net realized and unrealized gain on investments	0.94	1.13	0.65	0.86	1.54

Total from Investment Operations	0.86	1.05	0.57	0.79	1.49

Less Distributions to Shareholders:

Net realized short-term capital gains	(0.08)	(0.02)	—	—	—

Net realized long-term capital gains	(0.59)	(0.10)	—	—	—

Total Distributions	(0.67)	(0.12)	—	—	—

Net Asset Value, End of Year	$7.97	$7.78	$6.85	$6.28	$5.49

Total Return	11.00%	15.30%	9.08%	14.39%#	37.25%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,173	$1,788	$1,767	$1,340	$1,217

Ratio of expenses to average net assets	1.16%	1.16%	1.18%	1.25%	1.25%

Ratio of net investment loss to average net assets	(0.91)%	(1.15)%	(1.18)%	(1.22)%	(1.16)%

Portfolio turnover rate	17.87%	5.63%	5.42%	5.50%	1.55%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.25%	1.29%	1.43%	1.50%	1.56%

Ratio of net investment loss to average net assets	(1.00)%	(1.28)%	(1.43)%	(1.47)%	(1.48)%

See footnotes on page 47.

Financial Highlights

Moderate Growth Fund

	Year Ended December 31,

Class A	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.61	$6.64	$6.18	$5.53	$4.19

Income from Investment Operations:

Net investment income	0.06	0.04	0.05	0.05	0.04

Net realized and unrealized gain on investments	0.72	1.02	0.46	0.66	1.34

Total from Investment Operations	0.78	1.06	0.51	0.71	1.38

Less Distributions to Shareholders:

Net investment income	(0.06)	(0.04)	(0.05)	(0.05)	(0.04)

Net realized short-term capital gains	(0.13)	(0.05)	—	(0.01)	—

Net realized long-term capital gains	(0.11)	—	—	—	—

Total Distributions	(0.30)	(0.09)	(0.05)	(0.06)	(0.04)

Net Asset Value, End of Year	$8.09	$7.61	$6.64	$6.18	$5.53

Total Return	10.18%	16.00%	8.32%	12.79%#	32.96%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$19,108	$15,138	$11,020	$7,313	$4,415

Ratio of expenses to average net assets	0.25%	0.25%	0.30%	0.50%	0.50%

Ratio of net investment income to average net assets	0.76%	0.56%	0.73%	0.80%	0.87%

Portfolio turnover rate	20.42%	6.55%	3.45%	16.84%	7.48%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	0.45%	0.47%	0.60%	0.70%	0.81%

Ratio of net investment income to average net assets	0.56%	0.34%	0.43%	0.62%	0.56%

See footnotes on page 47.

Financial Highlights

Moderate Growth Fund (continued)

	Year Ended December 31,

Class B	2007		2006	2005		2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.50		$6.55	$6.10		$5.47	$4.16

Income (Loss) from Investment Operations:

Net investment income (loss)	—	ø	(0.01)	—	ø	0.01	0.01

Net realized and unrealized gain on investments	0.70		1.00	0.46		0.64	1.31

Total from Investment Operations	0.70		0.99	0.46		0.65	1.32

Less Distributions to Shareholders:

Net investment income	—	ø	—	—	ø	(0.01)	(0.01)

Net realized short-term capital gains	(0.12)		(0.04)	(0.01)		(0.01)	—

Net realized long-term capital gains	(0.11)		—	—		—	—

Total Distributions	(0.23)		(0.04)	(0.01)		(0.02)	(0.01)

Net Asset Value, End of Year	$7.97		$7.50	$6.55		$6.10	$5.47

Total Return	9.23%		15.13%	7.39%		12.11%#	31.71%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,302		$7,110	$5,888		$4,360	$4,123

Ratio of expenses to average net assets	1.00%		1.01%	1.06%		1.25%	1.25%

Ratio of net investment income (loss) to average net assets	0.01%		(0.20)%	(0.03)%		0.05%	0.12%

Portfolio turnover rate	20.42%		6.55%	3.45%		16.84%	7.48%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.20%		1.23%	1.36%		1.45%	1.56%

Ratio of net investment loss to average net assets	(0.19)%		(0.42)%	(0.33)%		(0.14)%	(0.19)%

See footnotes on page 47.

Financial Highlights

Moderate Growth Fund (continued)

	Year Ended December 31,

Class C	2007		2006	2005		2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.50		$6.55	$6.11		$5.47	$4.16

Income (Loss) from Investment Operations:

Net investment income (loss)	—	ø	(0.01)	—	ø	0.01	0.01

Net realized and unrealized gain on investments	0.70		1.00	0.45		0.65	1.31

Total from Investment Operations	0.70		0.99	0.45		0.66	1.32

Less Distributions to Shareholders:

Net investment income	—	ø	—	—	ø	(0.01)	(0.01)

Net realized short-term capital gains	(0.12)		(0.04)	(0.01)		(0.01)	—

Net realized long-term capital gains	(0.11)		—	—		—	—

Total Distributions	(0.23)		(0.04)	(0.01)		(0.02)	(0.01)

Net Asset Value, End of Year	$7.97		$7.50	$6.55		$6.11	$5.47

Total Return	9.23%		15.13%	7.39%		12.11%#	31.71%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$14,469		$13,659	$10,576		$7,981	$6,510

Ratio of expenses to average net assets	1.01%		1.01%	1.06%		1.25%	1.25%

Ratio of net investment income (loss) to average net assets	—		(0.20)%	(0.03)%		0.05%	0.12%

Portfolio turnover rate	20.42%		6.55%	3.45%		16.84%	7.48%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.21%		1.23%	1.36%		1.46%	1.56%

Ratio of net investment loss to average net assets	(0.20)%		(0.42)%	(0.33)%		(0.14)%	(0.19)%

See footnotes on page 47.

Financial Highlights

Moderate Growth Fund (continued)

	Year Ended December 31,

Class D	2007		2006	2005		2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.50		$6.55	$6.11		$5.47	$4.16

Income (Loss) from Investment Operations:

Net investment income (loss)	—	ø	(0.01)	—	ø	0.01	0.01

Net realized and unrealized gain on investments	0.70		1.00	0.45		0.65	1.31

Total from Investment Operations	0.70		0.99	0.45		0.66	1.32

Less Distributions to Shareholders:

Net investment income	—	ø	—	—	ø	(0.01)	(0.01)

Net realized short-term capital gains	(0.12)		(0.04)	(0.01)		(0.01)	—

Net realized long-term capital gains	(0.11)		—	—		—	—

Total Distributions	(0.23)		(0.04)	(0.01)		(0.02)	(0.01)

Net Asset Value, End of Year	$7.97		$7.50	$6.55		$6.11	$5.47

Total Return	9.23%		15.13%	7.39%		12.11%#	31.71%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,007		$3,543	$3,154		$1,999	$1,388

Ratio of expenses to average net assets	1.01%		1.01%	1.06%		1.25%	1.25%

Ratio of net investment income (loss)to average net assets	—		(0.20)%	(0.03)%		0.05%	0.12%

Portfolio turnover rate	20.42%		6.55%	3.45%		16.84%	7.48%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.21%		1.23%	1.36%		1.45%	1.56%

Ratio of net investment loss to average net assets	(0.20)%		(0.42)%	(0.33)%		(0.14)%	(0.19)%

See footnotes on page 47.

Financial Highlights

Balanced Fund

	Year Ended December 31,

Class A	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$6.31	$5.67	$5.53	$5.13	$4.29

Income from Investment Operations:

Net investment income	0.12	0.09	0.09	0.08	0.08

Net realized and unrealized gain on investments	0.10	0.65	0.16	0.42	0.83

Total from Investment Operations	0.22	0.74	0.25	0.50	0.91

Less Distributions to Shareholders:

Net investment income	(0.12)	(0.09)	(0.09)	(0.08)	(0.07)

Net realized short-term capital gains	(0.11)	—	(0.02)	(0.02)	—

Return of capital	—	(0.01)	—	—	—

Total Distributions	(0.23)	(0.10)	(0.11)	(0.10)	(0.07)

Net Asset Value, End of Year	$6.30	$6.31	$5.67	$5.53	$5.13

Total Return	3.51%	13.09%	4.53%	9.90%#	21.44%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,137	$6,823	$6,422	$5,092	$3,085

Ratio of expenses to average net assets	0.25%	0.25%	0.31%	0.50%	0.50%

Ratio of net investment income to average net assets	1.82%	1.45%	1.60%	1.46%	1.52%

Portfolio turnover rate	19.98%	10.82%	18.35%	25.59%	5.69%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	0.71%	0.74%	0.82%	0.79%	0.73%

Ratio of net investment income to average net assets	1.36%	0.96%	1.09%	1.19%	1.29%

See footnotes on page 47.

Financial Highlights

Balanced Fund (continued)

	Year Ended December 31,

Class B	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$6.31	$5.67	$5.53	$5.13	$4.29

Income from Investment Operations:

Net investment income	0.07	0.04	0.05	0.04	0.04

Net realized and unrealized gain on investments	0.10	0.66	0.16	0.42	0.84

Total from Investment Operations	0.17	0.70	0.21	0.46	0.88

Less Distributions to Shareholders:

Net investment income	(0.07)	(0.04)	(0.05)	(0.04)	(0.04)

Net realized short-term capital gains	(0.11)	—	(0.02)	(0.02)	—

Return of capital	—	(0.02)	—	—	—

Total Distributions	(0.18)	(0.06)	(0.07)	(0.06)	(0.04)

Net Asset Value, End of Year	$6.30	$6.31	$5.67	$5.53	$5.13

Total Return	2.75%	12.25%	3.76%	9.09%#	20.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,594	$2,755	$3,219	$3,932	$4,133

Ratio of expenses to average net assets	1.00%	1.00%	1.07%	1.25%	1.25%

Ratio of net investment income to average net assets	1.07%	0.70%	0.84%	0.71%	0.77%

Portfolio turnover rate	19.98%	10.82%	18.35%	25.59%	5.69%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.46%	1.49%	1.58%	1.54%	1.48%

Ratio of net investment income to average net assets	0.61%	0.21%	0.33%	0.44%	0.54%

See footnotes on page 47.

Financial Highlights

Balanced Fund (continued)

	Year Ended December 31,

Class C	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$6.31	$5.67	$5.53	$5.13	$4.29

Income from Investment Operations:

Net investment income	0.07	0.04	0.05	0.04	0.04

Net realized and unrealized gain on investments	0.10	0.66	0.16	0.42	0.84

Total from Investment Operations	0.17	0.70	0.21	0.46	0.88

Less Distributions to Shareholders:

Net investment income	(0.07)	(0.04)	(0.05)	(0.04)	(0.04)

Net realized short-term capital gains	(0.11)	—	(0.02)	(0.02)	—

Return of capital	—	(0.02)	—	—	—

Total Distributions	(0.18)	(0.06)	(0.07)	(0.06)	(0.04)

Net Asset Value, End of Year	$6.30	$6.31	$5.67	$5.53	$5.13

Total Return	2.75%	12.25%	3.76%	9.09%#	20.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,686	$5,733	$5,382	$6,149	$6,665

Ratio of expenses to average net assets	1.00%	1.00%	1.07%	1.25%	1.25%

Ratio of net investment income to average net assets	1.07%	0.70%	0.84%	0.71%	0.77%

Portfolio turnover rate	19.98%	10.82%	18.35%	25.59%	5.69%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.46%	1.49%	1.58%	1.54%	1.48%

Ratio of net investment income to average net assets	0.61%	0.21%	0.33%	0.44%	0.54%

See footnotes on page 47.

Financial Highlights

Balanced Fund (continued)

	Year Ended December 31,

Class D	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$6.31	$5.67	$5.53	$5.13	$4.29

Income from Investment Operations:

Net investment income	0.07	0.04	0.05	0.04	0.04

Net realized and unrealized gain on investments	0.10	0.66	0.16	0.42	0.84

Total from Investment Operations	0.17	0.70	0.21	0.46	0.88

Less Distributions to Shareholders:

Net investment income	(0.07)	(0.04)	(0.05)	(0.04)	(0.04)

Net realized short-term capital gains	(0.11)	—	(0.02)	(0.02)	—

Return of capital	—	(0.02)	—	—	—

Total Distributions	(0.18)	(0.06)	(0.07)	(0.06)	(0.04)

Net Asset Value, End of Year	$6.30	$6.31	$5.67	$5.53	$5.13

Total Return	2.75%	12.25%	3.76%	9.09%#	20.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,909	$1,672	$1,904	$1,106	$1,431

Ratio of expenses to average net assets	1.00%	1.00%	1.07%	1.25%	1.25%

Ratio of net investment income to average net assets	1.07%	0.70%	0.84%	0.71%	0.77%

Portfolio turnover rate	19.98%	10.82%	18.35%	25.59%	5.69%

Without fee waiver and expense reimbursement:*

Ratio of expenses to average net assets	1.46%	1.49%	1.58%	1.54%	1.48%

Ratio of net investment income to average net assets	0.61%	0.21%	0.33%	0.44%	0.54%

*	The Manager, at its discretion, reimbursed certain expenses and waived certain management fees for the years presented (Note 3).
ø	Less than + or – $0.005.
#	Excluding the effect of the payments to certain of the underlying Seligman Funds received from the Manager in 2004, total return would have been as follows:

Aggressive Growth Fund		Growth Fund		Moderate Growth Fund		Balanced Fund

Class A	15.43%	Class A	15.30%	Class A	12.77%	Class A	9.89%

Class B	14.41	Class B	14.35	Class B	12.09	Class B	9.08

Class C	14.41	Class C	14.35	Class C	12.09	Class C	9.08

Class D	14.41	Class D	14.35	Class D	12.09	Class D	9.08

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Asset Allocation Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Seligman Asset Allocation Series, Inc. (the “Series,” formerly, Seligman Time Horizon/Harvester Series, Inc.) comprising Seligman Asset Allocation Aggressive Growth Fund (formerly, Seligman Time Horizon 30 Fund), Seligman Asset Allocation Growth Fund (formerly, Seligman Time Horizon 20 Fund), Seligman Asset Allocation Moderate Growth Fund (formerly, Seligman Time Horizon 10 Fund), and Seligman Asset Allocation Balanced Fund (formerly, Seligman Harvester Fund), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the shareholder service agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Seligman Asset Allocation Series, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 29, 2008

Required Federal Income Tax Information
(unaudited)

          Dividends paid for the year ended December 31, 2007 other than qualified dividend income are subject to federal income tax as “ordinary income.” In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date. Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

	Dividends Received Deduction Percent

	Aggressive Growth Fund	Growth Fund	Moderate Growth Fund	Balanced Fund

Class A	9.77%	8.96%	4.25%	5.39%

Class B	17.85	16.30	7.09	6.77

Class C	17.63	16.20	6.87	6.80

Class D	17.30	15.93	6.66	6.81

          For the year ended December 31, 2007, the Funds designate the following as qualified dividends to individual shareholders:

	Qualified Dividends Percent

	Aggressive Growth Fund	Growth Fund	Moderate Growth Fund	Balanced Fund

Class A	24.62%	22.64%	13.80%	9.64%

Class B	44.97	41.18	22.98	12.11

Class C	44.43	40.93	22.27	12.17

Class D	43.58	40.26	21.59	12.18

          In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman Asset Allocation Series, Inc., formerly, Seligman Time Horizon/Harvester Series, Inc., of which each Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of each Fund at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Funds and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage each Fund, and the overall arrangements between each Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Manager. The quality of administrative and other services, including the Manager’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in each Fund’s prospectus relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provides an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Funds.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Funds. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationship with each Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with each Fund was not excessive.

Fall-Out Benefits

The directors considered that a broker-dealer affiliate of the Manager may receive 12b-1 fees from the Funds in respect of shares held in certain accounts, and that the Funds’ distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Funds.

Investment Results

The directors receive and review detailed performance information on the Funds at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for each Fund for the first nine months of 2007, the preceding six calendar years and annualized one-, three- and five-year rolling periods ending September 30, 2007. The directors also reviewed information about the portfolio turnover rate of each Fund compared to other investment companies with similar investment objectives.

Seligman Asset Allocation Aggressive Growth Fund (formerly, Seligman Time Horizon 30 Fund)

The directors reviewed information comparing Seligman Asset Allocation Aggressive Growth Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and the Dow Jones Aggressive Portfolio Index, as well as performance relative to the other funds in Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s performance ranked near the top of the rankings within its Lipper category for the periods presented, and that the Fund’s results were above each of its benchmarks for the three- and five-year periods, except for the Dow Jones benchmark for the five-year period, which the Fund lagged. For the first nine months of 2007, the Fund’s results were above its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Seligman Asset Allocation Growth Fund (formerly, Seligman Time Horizon 20 Fund)

The directors reviewed information comparing Seligman Asset Allocation Growth Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and the Dow Jones Aggressive Portfolio Index, as well the other funds in the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

to a group of competitor funds selected by the Manager. The directors noted that the Fund’s performance ranked near the top of the rankings within its Lipper category for the periods presented, and that the Fund’s results were above each of its benchmarks which had results for the three- and five-year periods, except for the Dow Jones benchmark for the five-year period, which the Fund lagged. For the first nine months of 2007, the Fund’s results were above its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Seligman Asset Allocation Moderate Growth Fund (formerly, Seligman Time Horizon 10 Fund)

The directors reviewed information comparing Seligman Asset Allocation Moderate Growth Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and the Dow Jones Moderately Aggressive Portfolio Index, as well as performance relative to the other funds in the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s performance ranked well above the median within its Lipper category in the periods presented, and that the Fund’s results were above each of its benchmarks which had results for the five-year period, except for the Dow Jones benchmark, which the Fund lagged. For the first nine months of 2007, the Fund’s results were above its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Seligman Asset Allocation Balanced Fund (formerly, Seligman Harvester Fund)

The directors reviewed information comparing Seligman Asset Allocation Balanced Fund to the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Affiliated) and the Dow Jones Moderate Portfolio Index, as well as performance relative to the other funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s results were above its competitor average and Lipper Mixed-Asset Target Allocation Moderate Funds Average benchmarks for the three- and five-year periods, as well as the first nine months of 2007. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Funds to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The peer group for each Fund consisted of the funds in the Lipper Multi-Cap Core Funds Average category (other than the Balanced Fund, which uses the Lipper Mixed-Asset Target Allocation Moderate Funds Average category) and the Lipper Fund of Funds (Affiliated) category having net assets in a range that more closely corresponded to the net assets of the applicable Fund (the “peer group”). The information showed that each Fund’s fee rate was less than or equal to the median and average in each of that Fund’s peer groups. The Manager noted that, for each fund in a peer group (including the Asset Allocation Series), the respective fund’s management company could also earn management fees from the affiliated underlying funds in which the fund invests, and that the comparative information did not take those amounts into account.

The directors also considered the total expense ratio of each Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of each Fund, the directors noted that the Fund elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Funds and other investment companies in the Seligman Group of Funds at cost. SDC provides services

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Fund and its shareholders with a consistently high level of service.

The directors also reviewed each Fund’s total expense ratio for the most recent fiscal year, as compared to the expense ratios for other funds in the peer groups. The directors noted that the Manager had undertaken to reimburse certain expenses of each Fund to the extent they exceed a specified level of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. They noted that the Funds’ expense ratios were materially higher than their peer groups’ median and average. The Manager noted that the Funds’ expense ratios reflected the expense ratios of the underlying funds in which the Funds invest. The director concluded that each Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that none of the Fund’s management fee schedules contain breakpoints that reduce the fee rate on assets above specified levels. The directors considered each Fund’s current asset levels and the Manager’s expectations for growth in asset levels during the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in each Fund’s fee rate schedule was acceptable under that Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Asset Allocation Series, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex

Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 57.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (65)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 57.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (69)* • Director and Chairman of the Board: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director, President, and Chief Executive Officer: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Charles W. Kadlec (60) • Vice President and Portfolio Manager: 1999 to Date

Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director and President, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Co-Portfolio Manager, Seligman Target Horizon ETF Portfolios, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

Thomas G. Rose (50) • Vice President: 2003 to Date

Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 57.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (51)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

• Vice President and Treasurer: 2003 to Date

Frank J. Nasta (43) • Secretary: 2003 to Date

Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*

Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Series will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectus or statement of additional information.

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[This Page Intentionally Left Blank]

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Asset Allocation Series, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Series, each of which should be considered carefully before investing or sending money.

                   THF2 12/07

ITEM 2.	CODE OF ETHICS. As of December 31, 2007 the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2007	2006
	Audit Fees	$53,923	$51,150
	Audit-Related Fees	–	–
	Tax Fees	9,400	10,000
	All Other Fees	2,333	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2007	2006
	Audit-Related Fees	$141,440	$141,710
	Tax Fees	9,000	11,955
	All Other Fees	15,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $177,173 and $163,665, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN ASSET ALLOCATION SERIES, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN ASSET ALLOCATION SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.